UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2026
(Date of earliest event reported)

JPMF1 Multifamily Mortgage Trust 2026-FX1
(Central Index Key Number 0002134864)

(Exact name of issuing entity)

MF1 REIT III FR TRS LLC
(Central Index Key Number 0002134174)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-280318-05	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
270 Park Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01.	Other Events.

On May 26, 2026, J.P. Morgan Securities LLC (“JPMS”), ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS SP”), Goldman Sachs & Co. LLC (“Goldman Sachs”) and Santander US Capital Markets LLC (“Santander” and, together in such capacity with JPMS, ATLAS SP and Goldman Sachs, the “Underwriters”) entered into an agreement with J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), MF1 REIT III FR TRS LLC (“MF1”), Berkshire Bridge Loan Investors-MF1 III, L.P. and Berkshire Bridge Loan Investors-MF1 III-A, L.P., dated as of May 26, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on June 10, 2026 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $648,862,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $85,353,000, to JPMS, ATLAS SP and Goldman Sachs (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of May 26, 2026 (the “Certificate Purchase Agreement”), among the Registrant, MF1, Berkshire Bridge Loan Investors-MF1 III, L.P., Berkshire Bridge Loan Investors-MF1 III-A, L.P. and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, the Registrant will cause the issuance of the JPMF1 Multifamily Mortgage Trust 2026-FX1, Commercial Mortgage Pass-Through Certificates, Series 2026-FX1 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of June 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, MF1 Loan Services LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class X-S, Class D, Class E, Class F, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The assets of the Issuing Entity include one Mortgage Loan which is a part of a Whole Loan. The Whole Loan is governed by a co-lender, intercreditor or similar agreement (an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. The Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, the Whole Loan will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (the “Non-Serviced PSA”). The Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loan under such Non-Serviced PSA, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loan” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
The Lightwell	4.3	4.2

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMF1 Multifamily Mortgage Trust 2026-FX1 (the “Issuing Entity”), a common law trust fund to be formed on June 10, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 17 multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from MF1 pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 26, 2026, among the Registrant, MF1, Berkshire Bridge Loan Investors-MF1 III, L.P. and Berkshire Bridge Loan Investors-MF1 III-A, L.P.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated May 26, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on May 28, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 26, 2026.

The related registration statement (file no. 333-280318) was originally declared effective on September 9, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)          Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of May 26, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, J.P. Morgan Securities LLC, ATLAS SP Securities, a division of Apollo Global Securities, LLC, Goldman Sachs & Co. LLC and Santander US Capital Markets LLC, as underwriters, MF1 REIT III FR TRS LLC, Berkshire Bridge Loan Investors-MF1 III, L.P. and Berkshire Bridge Loan Investors-MF1 III-A, L.P.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, MF1 Loan Services LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Servicing Agreement, dated as of February 5, 2026, among MF1 2026-FL21 LLC, as issuer, MF1 Collateral Manager, L.L.C., as collateral manager, CBRE Loan Services, Inc., as servicer, MF1 Loan Services LLC, as special servicer, MF1 REIT III LLC, as advancing agent, Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as note administrator.
Exhibit 4.3	Co-Lender Agreement, dated as of May 5, 2026, by and among MF1 2026-FL21 LLC, as initial owner of Note A-1, and MF1 REIT III LLC, as initial owner of Note A-2, relating to The Lightwell Whole Loan.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 26, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of May 26, 2026, among MF1 REIT III FR TRS LLC, as seller, Berkshire Bridge Loan Investors-MF1 III, L.P., Berkshire Bridge Loan Investors-MF1 III-A, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2026	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Executive Director